Exhibit 99.1
CIBC Whistler Conference February 2009

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward- looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer's filings with the United States Securities and Exchange Commission. Forward Looking Statements

Company Overview Mercer is the largest publicly traded NBSK(1) market pulp producer in the world Operates three pulp mills with 1.43 million ADMT(2) of capacity _________ (1) NBSK = northern bleached softwood kraft (2) ADMT = air dried metric tonnes (3) Stendal is a 71% owned facility Rosenthal (Germany) Stendal (3) (Germany) Celgar (BC, Canada) 480,000 ADMT 325,000 ADMT 620,000 ADMT

Focus on NBSK market pulp Premium grade kraft pulp that generally obtains the highest price Operate modern, world-class NBSK pulp production facilities Target profitability in all market conditions Limit ongoing capital requirements Our Strategy & Purpose Improve efficiency and reduce production costs Focus on continuous improvement Focus on energy production Grow assets and earnings Organically and through acquisitions Short-term focus on sustainability of business Mercer's core purpose is providing fiber, renewable energy and chemicals from sustainable sources, for essential human needs

By capacity, Mercer is the largest publicly traded NBSK market pulp producer in the world NBSK Market Pulp Capacity By Producer Source: Public filings of individual companies

World Class Assets Mercer versus other top 20 NBSK producers as of Q4 2007 (includes integrated capacity) Large, modern facilities - low capital requirements, high runability State-of-the-art environmental compliance Energy - net producers Note: Bubble sizes represent market and integrated pulp productions Source: Jaakko Poyry X axis Company Comment Botnia Size 1 Stora Enso Size 2 Sodra Size 3 Mercer Size 4 Canfor Size 5 Ilim Pulp Size 6 Domtar Size 7 UPM Size 8 Billerud Size 9 Pope & Talbot Size 10 West Fraser Size 11 Terrace Bay Size 12 SCA Size 13 Catalyst Size 14 Heinzel Size 15 SFK Pulp Size 16 Weyerhaeuser Size 17 Potlatch Size 18 Boise Size 19 Mondi Size 20 Dots for lines W.Avg Cap 30 Horisontal line 347 0 0 Horisontal line 347 0 19.4 Vertical Line 800 0 19.44990855 Vertical Line 0 0 Units 12.39170984 Botnia 498.8860104 1930 20.40264293 Stora Enso 292.7001079 1854 17.07375887 Sodra 400.4609929 1410 9.223021583 Mercer 491.5827338 1390 24.85159817 Canfor 426.6894977 1095 25.27459459 Ilim Pulp 490.8378378 925 23.32071006 Domtar 244.2899408 845 12.84285714 UPM 420.2380952 840 20.1372093 Billerud 241.5891473 645 27.2480315 Pope & Talbot 297.0472441 635 21.44230769 West Fraser 291.1538462 520 26.4 Terrace Bay 386 386 11.1 SCA 420 420 25.37594937 Catalyst 366.1392405 395 11.7 Heinzel 375 375 27.4 SFK Pulp 375 375 19.1 Weyerhaeuser 375 375 24.5 Potlatch 365 365 27.92622951 Boise 157.4590164 305 20.60163934 Mondi 157.4590164 305 Weighted average PM capacity, 1 000 mt/a WEAK STRONG 4Q07 Botnia Stora Enso Ilim Sodra UPM Mercer Canfor Billerud P&T Potlatch Boise West Fraser Catalyst Domtar Heinzel Terrace Bay SCA SFK Weyerhaeuser Mondi Weighted Average Capacity 380,000 t/a Weighted Average Technical Age 19 years Technical Age, Years Mill Capacity, 1,000 mt/a

Kraft pulp mills are already the largest producers of Biomass Energy As more jurisdictions pay premiums for green biofuels and electricity, pulp mills have more incentive to increase green production and unlock unrealized value from existing assets Use of cogeneration is far more efficient than a stand alone power plant Infrastructure, systems and personnel are already in place Scalability provides for low energy conversion costs Future opportunities exist to extract additional green products out of the kraft pulp process in addition to existing "green" chemicals Biomass methanol and other green biofuels Green turpentine, tall oil and other specialty chemicals Amendments to German legislation that promotes electrical generation from renewable resources took effect on January 1, 2009, allowing Stendal and Rosenthal to materially increase the revenues from their sales of surplus energy Amendments allow the mills to sell part of their surplus generation at guaranteed green rates for 20 years Had these amendments been in place for 2007, they would have generated approximately €18 million in incremental EBITDA for Mercer Pulp Transition to Bioenergy Economics Bioenergy opportunity for NBSK producers

Mercer Export of Electricity Pulp production and electricity generation are positively correlated - the more pulp that is produced, the more electricity that is available for export In 2008, Mercer generated €31.0 million from the exporting of power 1.30 million tonnes Pulp Production 1.43 million tonnes Pulp Production 1.40 million tonnes Pulp Production

Celgar Green Energy Project Turning Celgar into one of the largest biomass electricity generating facilities in Canada Lowers the mill's process steam requirements and simultaneously increases the amount of steam generated The new 48 MW turbine generator harnesses incremental steam, changing Celgar into a consistent net exporter of green biomass electricity Successfully completed an Energy Purchase Agreement with BC Hydro A long-term contract with BC Hydro under their recent Bioenergy Call for Power where Celgar will deliver 238,000 MWh of green electricity annually to the grid Executed on a contribution agreement with the federal government for a C$30 million cash contribution over 10 years Currently negotiating C$45 million in additional financing over five years from third party lenders

Mercer's Evolution Steady decreases in non-fiber conversion costs Since 2005, Mercer has managed to reduce non-fiber conversion costs - despite escalating input costs - through strategic capital investment and operational best practices

Mercer's Evolution German fiber prices shifting Increased fiber competition from particle board producers and biofuel speculators have increased the cost of fiber in Germany From 2000 - 2005, fiber prices were relatively flat From 2005 to the end of 2007, there was a steady rise in fiber prices from the increased competition for fiber from particle board producers and biofuel speculators Prices are currently falling and have been for the past year Increased competition for fiber supply from particle board producers Lower demand from particle board producers

Unprecedented downturn in the North American lumber industry has dramatically reduced the amount of available sawmill residuals, forcing P&P mills to increase demand for roundwood, causing roundwood prices to rise Eastern Canada prices were already at very high levels and therefore could not go much higher Western Canada prices, while having risen dramatically, are still significantly lower than Eastern Canada prices North American Softwood Price Trend Reduced sawmill residual supply increases fiber costs * Source: Wood Resource Quarterly, Wood Resources International LLC

Mercer Performance Focus Continuous improvement initiatives EBITDA 30+ A program created to focus the workforce on the goal of increasing EBITDA margins The program identifies and implements improvement opportunities that will enable the mills to reach minimum 30% EBITDA margins Key Areas include: Production increases By-product development and sales Raw material procurement and logistics Mill conversion efficiencies Fixed cost reduction Logistics Sales optimization

Mercer's Consolidated Balance Sheet As at December 31, 2008

Unique Financial Structure German Government provided Mercer €375 million in grants for the construction of the Rosenthal and Stendal mills. This amount is credited against fixed assets and translates into €375 million in equity or debt that the company did not have to raise Mercer's €531 million Stendal debt facility, which is 80% guaranteed by the German Government, was recently amended in order to dramatically improve Stendal's liquidity and financial flexibility Selected key terms of the amendment include: Deferral of €164 million of principal payments until 2017 Cash sweep requirement and equity contribution requirements Revision of the debt service coverage and leverage ratio requirements The amendment was made to insure that Stendal is not only able to work through these very challenging market conditions, but to insure that Stendal is well positioned to take advantage of opportunities that emerge as the market rebounds

Mercer's Key Investment Highlights Future long-term supply/demand outlook for NBSK has never looked better World class mills that have low delivered costs and are located in excellent fiber baskets Significant upside revenue potential due to excess electricity generating capacity and changing global markets for green power Incremental production capacity available at low capital cost Unique financial structure offering shareholders very high leverage to the pulp cycle Strong shareholder focused management team and board

Appendix

World Class Assets - Stendal One of the newest and largest NBSK mills in the world 71% Mercer owned Capacity of 620,000 ADMTs per year Achieved a 4% improvement in environmental performance and a 24% reduction in the workplace incident rate over 2007 Economies of scale have allowed for lower conversion costs than Rosenthal Maintained strong performance in non-fiber conversion costs, despite rising input costs Annual non-fiber conversion costs were €97 (USD$143) per ADMT 692,000 MWh of electricity generated in 2007 279,000 MWh of green renewable energy was exported, generating revenues of €18.9 million (USD$27.8 million) in 2008 Location has strong forest base and is well positioned to service European and off-shore markets

World Class Assets - Rosenthal Converted to kraft pulp production in 1999 Capacity has increased from 160,000 to 325,000 ADMTs Achieved world class mill availability of 93.5% in 2008 Efficient mill with strong cost position One of the lowest delivered costs to Europe Continued its drive for excellence with another year of record production volume Maintained strong conversion cost position, despite rising input costs 390,000 MWh of electricity generated in 2008 141,000 MWh of green renewable energy was exported, generating revenues of €11.2 million (USD$16.5 million) in 2008 Location has strong lumber supply and is near a central transportation hub, positioning the mill to service important European markets

World Class Assets - Celgar Modern and efficient mill Capacity of 480,000 ADMT per year Achieved a 9% improvement in environmental performance over 2007 Mercer's Blue Goose capital project has exceeded expectations, delivering greater savings per tonne of production In 2007, became a net exporter of electricity Celgar Green Energy is progressing to plan, with the new 48 MW turbine expected to come online by Q1-2010 Recently announced the successful completion of an Energy Purchase Agreement with BC Hydro, under their recent Bioenergy Call for Power Excellent location with proximity to fiber basket and ability to service growing Asian and North American Markets

The Amendment was made to further insulate Stendal from these challenging market conditions. It will leave the mill well positioned to weather this economic storm and to continuously add value for stakeholders so that Stendal will be able to take advantage of the recovering market's emerging opportunities Stendal Loan Facility Amendment In February 2009, Mercer announced the successful agreement to amend the Stendal Mill loan facility The Amendment will significantly increase Stendal's liquidity and financial flexibility, insuring that the mill will not only survive, but will benefit from opportunities in the pulp markets as the world economies improve Selected key terms of the amendment include: Deferral of €164 million of principal payments until 2017, including approximately €20 million, €26 million and €21million of principal payments in 2009, 2010, and 2011, respectively A cash sweep of all of Stendal's excess cash to fund the debt service reserve account A capital contribution of €10 million from Mercer to Stendal A revision of the debt service coverage ratio and leverage ratio requirements, with opportunities to cure ratio defaults through once-a-fiscal-year equity contributions

Mercer in Brief - Consolidated Financials As at Dec. 31st, 2008 and Dec. 31st, 2007 I n M illions of EUR (unless otherwise stated) Restricted (1) 12 month total ended Dec. 31, 2008 Unrestricted (2) 12 month total ended Dec. 31, 2008 Consolidated 12 month total ended Dec. 31, 2008 Consolidated 12 month total ended Dec. 31, 2007 Pulp Production 814,600 ADMT 610,400 ADMT 1,425,000 ADMT 1,404,700 ADMT Net Sales 413.1 307.2 720.3 727.3(3) Operating EBITDA 26.5 42.6 69.1 126.2 I n M illions of EUR (unless otherwise stated) Restricted (1) Dec. 31, 2008 Unrestricted (2) Dec. 31, 2008 Consolidated Dec. 31, 2008 Consolidated Dec. 31, 2007 Cash 26.2 29.3 55.5 117.8 Total Assets 579.8 656.4 1,180.2 1,283.5 Total Employees 881 632 1,513 1,490 Long - Term Debt 289.2 587.0 (4) 820.3 849.9 Availability on Revolvers 45 - 45 52.5 (1) The Restricted Group is comprised of the Rosenthal and Celgar mills, as well as Mercer Inc. and certain holding subsidiaries (2) The Unrestricted Group is comprised of the Stendal mill, as well as discontinued operations up to December 31, 2006 (3) Net Sales for 2007 have been restated to include Revenue for Energy Sales (4) The Unrestricted Group's long-term debt includes EUR 55.9 million of debt due to the Restricted Group

Pulp Price History 2004 2000 2002 2001 2003 2005 2006 2007 CAD USD EURO 2008 Market-related temporary NBSK capacity curtailments amount to 787,000 ADMT from Q1-2008 to Q1-2009, while indefinite and permanent NBSK capacity closures total 820,000 ADMT and 1,504,000 ADMT, respectively, for the same period1. These reductions amount to approximately 5%, 6% and 10% of global NBSK capacity, respectively 2 1 Source: TerraChoice Market Services Inc., individual company Press Releases 2 Based on a global annual NBSK capacity of 14,475,000 ADMT (PPPC Supply and Demand - Market Pulp, October 2008) Note: These numbers are best estimates only, as a growing number of companies have policies of not reporting downtime information Source: RISI tables